                                 AMENDMENT TO

                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                                REMBRANDT FUNDS


     The undersigned, constituting a majority of the Trustees of Rembrandt Funds (the "Trust"), a Massachusetts business trust created under an Agreement and Declaration of Trust dated September 17, 1992, and amended on September 29, 1992 and October 19, 1992, hereby amends the Agreement and Declaration of Trust by changing the name of the Trust to "ABN AMRO Funds" effective upon the filing of this instrument in the office of the Secretary of State of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the undersigned Trustees of the Trust have set their hands as of this 15 day of April, 1998.

/s/ Arnold F. Brookstone
----------------------------------           __________________________________
Arnold F. Brookstone                         Robert Feitler


__________________________________           __________________________________
William T. Simpson                           John Wing

                                 AMENDMENT TO

                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                                REMBRANDT FUNDS

     The undersigned, constituting a majority of the Trustees of Rembrandt Funds (the "Trust"), a Massachusetts business trust created under an Agreement and Declaration of Trust dated September 17, 1992, and amended on september 29, 1992 and October 19, 1992, hereby amends the Agreement and Declaration of Trust by changing the name of the Trust to "ABN AMRO Funds" effective upon the filing of this instrument in the office of the Secretary of State of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the undersigned Trustees of the Trust have set their hands as of this __ day of April, 1998.


                                               /s/ Robert Feitler
__________________________________             -------------------------------
Arnold F. Brookstone                           Robert Feitler



__________________________________             _______________________________
William T. Simpson                             John Wing

                                 AMENDMENT TO

                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                                REMBRANDT FUNDS

     The undersigned, constituting a majority of the Trust of Rembrandt Funds (the "Trust"), a Massachusetts business trust created under an Agreement and Declaration of Trust dated September 17, 1992, and amended on September 29, 1992 and October 19,1992, hereby amends the Agreement and Declaration of Trust by changing the name of the Trust to "ABN AMRO Funds" effective upon the filing of this instrument in the office of the Secretary of State of the Commonwealth of Massachusetts.


IN WITNESS WHEREOF, the undersigned Trustees of the Trust have set their hands as of this __ day of April, 1998.


____________________________________          ________________________________
Arnold F. Brookstone                          Robert Feitler


                                               /s/ John Wing
____________________________________           --------------------------------
William T. Simpson                             John Wing

                                 AMENDMENT TO

                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                                REMBRANDT FUNDS


     The undersigned, constituting a majority of the Trustees of Rembrandt Funds (the "Trust"), a Massachusetts business trust created under an Agreement and Declaration of Trust dated September 17, 1992, and amended on September 29,1992 and October 19, 1992, hereby amends the Agreement and Declaration of Trust by changing the name of the Trust to "ABN AMRO Funds" effective upon the filing of this instrument in the office of the Secretary of State of the Commonwealth of Massachusetts.


IN WITNESS WHEREOF, the undersigned Trustees of the Trust have set their hands as of this 15 day of April, 1998.


__________________________________             _________________________________
Arnold F. Brookstone                           Robert Feitler



/s/ William T. Simpson
-----------------------------------            _________________________________
William T. Simpson                             John Wing